UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          May 30, 2000
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                          INTELECT COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)



       Delaware                     0-11630                      76-0471342
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(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)


           1100 Executive Drive, Richardson, Texas             75081
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           (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code        (972) 367-2100
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

Intelect Communications, Inc. (the "Company") announced that the Board of Directors of the Company, effective May 30, 2000, accepted the resignation of Philip P. Sudan, Jr. from the Board and from each of the Board committees on which he served. In connection with his resignation, Mr. Sudan will not stand for election to the Company's Board of Directors at the Company's Annual Meeting of Stockholders scheduled for June 2, 2000 or any adjournments and will not serve on the Board if elected. The vacancy left by Mr. Sudan's resignation from the Company's Board will remain open until the Board appoints a qualified replacement. Mr. Sudan also resigned from the boards of directors of the Company's subsidiaries on which he served.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

None.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INTELECT COMMUNICATIONS, INC.
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                                                        (Registrant)


Date: May 30, 2000                         By: /S/ HERMAN M. FRIETSCH
      ------------                             ---------------------------------
                                                           (Signature)
                                                   Herman M. Frietsch
                                                   Chairman of the Board and CEO

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